EXHIBIT 99.5


4A2

Balance      $37,500,000           Delay           24             WAC(1)       6.465
Coupon       4.974                 Dated           1/1/2004       WAM(1)       358
Settle       1/30/2004             First Payment   2/25/2004


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - 1.241, ELSE GROUP 3 NWAC - .449


                                   10 CPR          15 CPR         20 CPR           25 CPR           30 CPR          40 CPR
                101-24              4.383           4.299          4.205            4.100            3.980           3.694
                101-25              4.373           4.288          4.193            4.086            3.965           3.674
                101-26              4.364           4.277          4.181            4.073            3.950           3.654
                101-27              4.354           4.266          4.169            4.059            3.934           3.635
                101-28              4.345           4.256          4.157            4.046            3.919           3.615
                101-29              4.335           4.245          4.145            4.032            3.904           3.596
                101-30              4.326           4.234          4.133            4.018            3.888           3.576
                101-31              4.316           4.223          4.121            4.005            3.873           3.557
                102-00              4.307           4.213          4.109            3.991            3.858           3.537
                102-01              4.297           4.202          4.097            3.978            3.842           3.518
                102-02              4.288           4.191          4.085            3.964            3.827           3.498
                102-03              4.279           4.181          4.072            3.950            3.812           3.479
                102-04              4.269           4.170          4.060            3.937            3.796           3.460
                102-05              4.260           4.159          4.048            3.923            3.781           3.440
                102-06              4.250           4.149          4.036            3.910            3.766           3.421
                102-07              4.241           4.138          4.024            3.896            3.750           3.401
                102-08              4.231           4.127          4.012            3.883            3.735           3.382
 Spread @ Center Price                129             138            147              155              160             160
                   WAL               3.63            3.18           2.80             2.47             2.17            1.68
              Mod Durn              3.220           2.850          2.530            2.245            1.991           1.566
      Principal Window          Feb04 - Nov08   Feb04 - Nov08  Feb04 - Nov08    Feb04 - Nov08    Feb04 - Nov08   Feb04 - Nov08
             LIBOR_6MO              1.236           1.236          1.236            1.236            1.236           1.236


                                    50 CPR          60 CPR           70 CPR
                101-24               3.307           2.802            2.171
                101-25               3.282           2.769            2.129
                101-26               3.257           2.737            2.087
                101-27               3.232           2.704            2.045
                101-28               3.207           2.672            2.004
                101-29               3.182           2.639            1.962
                101-30               3.156           2.607            1.920
                101-31               3.131           2.574            1.879
                102-00               3.106           2.542            1.837
                102-01               3.081           2.510            1.796
                102-02               3.056           2.477            1.754
                102-03               3.031           2.445            1.713
                102-04               3.006           2.412            1.671
                102-05               2.981           2.380            1.630
                102-06               2.956           2.348            1.588
                102-07               2.931           2.316            1.547
                102-08               2.906           2.283            1.506
 Spread @ Center Price                 145             109              50
                   WAL                1.28            0.98             0.75
              Mod Durn               1.217           0.941            0.734
      Principal Window           Feb04 - May08   Feb04 - May07    Feb04 - Jul06
             LIBOR_6MO               1.236           1.236            1.236



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